EXHIBIT 3.4
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DEAN HELLER                                           Entity #
Secretary of State                                    E0381242005-7
204 North Carson Street, Suite 1                      Document Number:
Carson City, Nevada 89701-4299                        20060685064-07
(775) 684 5708
Website: secretaryofstate.biz                         Date Filed:
                                                      10/25/2006 10:10:35 PM
                                                      In the office of
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         ARTICLES OF MERGER                           s/Dean Heller
      (Pursuant to NRS 92A.200)
                 Page 1                               Dean Heller
--------------------------------------                Secretary of State

                                               ABOVE SPACE FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.
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         East Glory Investments Group Limited
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     Name of merging entity
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         Cayman Islands                           Corporation
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     Jurisdiction                            Entity type *
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     Name of merging entity
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     Jurisdiction                            Entity type *
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     Name of merging entity
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     Jurisdiction                            Entity type *
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     Name of merging entity
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     Jurisdiction                            Entity type *
     and
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         Alpha Spacecom, Inc.
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     Name of surviving entity
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         Nevada                                   Corporation
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     Jurisdiction                             Entity type *
* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee:  $350.00

This form must be accompanied by appropriate fee.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

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         ARTICLES OF MERGER
      (Pursuant to NRS 92A.200)
               Page 2
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                                             ABOVE SPACE FOR OFFICE USE ONLY



2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):
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             Attn:
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             c/o:
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3) (Choose one)

     [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

     (a) Owner's approval was not required from

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         Name of merging entity, if applicable


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         Name of merging entity, if applicable


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         Name of merging entity, if applicable


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         Name of merging entity, if applicable

         And, or:

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                  Alpha Spacecom, Inc.. (Nevada)

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         Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

----------------------------------------
         ARTICLES OF MERGER
      (Pursuant to NRS 92A.200)
                Page 3
----------------------------------------

                                           ABOVE SPACE FOR OFFICE USE ONLY


     (b) The plan was approved by the required consent of the owners of *:


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                  East Glory Investments Group Limited

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         Name of merging entity, if applicable


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         Name of merging entity, if applicable


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         Name of merging entity, if applicable


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         Name of merging entity, if applicable

         and/or:


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             Alpha Spacecom, Inc.
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         Name of surviving entity, if applicable


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

------------------------------------------
         ARTICLES OF MERGER
      (Pursuant to NRS 92A.200)
                Page 4
------------------------------------------
                                               ABOVE SPACE FOR OFFICE USE ONLY


     (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160);

         The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

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         Name of merging entity, if applicable

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         Name of merging entity, if applicable

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         Name of merging entity, if applicable

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         Name of merging entity, if applicable

         and, or:

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         Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

----------------------------------------
         ARTICLES OF MERGER
      (Pursuant to NRS 92A.200)
                Page 5
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                                              ABOVE SPACE FOR OFFICE USE ONLY


     5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

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         Article I. and Article 4. of the Articles of Incorporation of the
         Surviving Entity are amended as set forth in Exhibit "A" annexed hereto.

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     6)  Location of Plan of Merger (check a or b):

         [ ]  (a)  The entire plan of merger is attached;

          or

         [X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

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     7) Effective date (option)**:
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* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owing 90% of more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

-----------------------------------------
         ARTICLES OF MERGER
     (Pursuant to NRS 92A.200)
               Page 6
-----------------------------------------
                                             ABOVE SPACE FOR OFFICE USE ONLY


     8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are o managers; A trustee of each Nevada business trust (NRS 92A.230)*

         (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

                 East Glory Investments Group Limited

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         Name of merging entity

             s/Hou Beicang            President
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         Signature                     Title                      Date

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         Name of merging entity

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         Signature                     Title                      Date

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         Name of merging entity

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         Signature                     Title                      Date

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         Name of merging entity

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         Signature                      Title                      Date

                  Alpha Spacecom, Inc.

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         Name of surviving entity

             s/Rain Zhang               Secretary
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         Signature                      Title                      Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

                                  EXHIBIT "A"


     The following Articles of the Articles of Incorporation of the Surviving Entity are hereby amended to read as follows:

     1. The name of the corporation is BEICANG IRON & STEEL INC.

     4. The total number of shares of all classes which the corporation shall have authority to issue is 1,050,000,000 of which 50,000,000 shall be Preferred Shares, $.001 par value per share, and 1,000,000,000 shall be Common Shares, $.001 par value per share, and the designations, preferences, limitations and relative rights of the shares of each class are as follows:

               A. Preferred Shares. The corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish it from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and the laws of the State of Nevada in respect to the following:

                    (1) The number of shares to constitute such series,  and the distinctive designations thereof;

                    (2) The rate and preference of  dividends,  if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

                    (3)  Whether  shares  may  be  redeemed   and,  if  so,  the
               redemption price and the terms and conditions of redemption;

                    (4) The amount payable upon shares in event  of  involuntary liquidation;

                    (5) The amount payable upon shares in event of voluntary liquidation;

                    (6) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

                    (7) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

                    (8) Voting powers, if any; and

                    (9) Any  other relative rights and  preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series shall be subject.

               B. Common Shares.

                    (1) The  rights  of  holders  of  Common  Shares  to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors or the corporation providing for the issuance of one or more series of the Preferred Shares.

                    (2) The holders of the Common  Shares  shall be  entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

     No holder of shares of the corporation of any class shall have any preemptive or preferential right in or preemptive or preferential right to subscribe to or for or acquire any new or additional shares, or any subsequent issue of shares, or any unissued or treasury shares of the corporation, whether now or hereafter authorized, or any securities convertible into or carrying a right to subscribe to or for or acquire any such shares, whether nor or hereafter authorized. All shares are to be non-assessable.